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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 27, 2001
               ------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           PEREGRINE SYSTEMS, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        000-22209              953773312
-------------------------------   ------------------------   ----------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                                Identification
                                                                  Number)


                    3611 VALLEY CENTRE DRIVE, FIFTH FLOOR
                               SAN DIEGO, CA 92130
                   ----------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (858) 481-5000
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On June 10, 2001, the Board of Directors of Peregrine Systems, Inc. ("PEREGRINE"), a Delaware corporation, approved the acquisition of Remedy Corporation, a Delaware corporation ("REMEDY"). Remedy is a provider of information technology service management and customer relationship management solutions. In connection with the acquisition, Peregrine, Remedy, and Rose Acquisition Corporation, a wholly-owned subsidiary of Peregrine, entered into an Agreement and Plan of Merger and Reorganization dated as of June 10, 2001. The merger was completed on August 27, 2001. In connection with the merger, Remedy was merged with and into Rose Acquisition Corporation, and Rose Acquisition Corporation has continued as the surviving corporation under the name Peregrine Remedy, Inc.

      Under the merger agreement, each share of Remedy's common stock that was outstanding at the effective time of the merger was converted into the right to receive $9.00 in cash and 0.9065 of a share of Peregrine's common stock. Peregrine issued approximately 28.3 million shares of its common stock to former Remedy stockholders. The shares of Peregrine common stock issued in connection with the merger were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (File No. 333-64458). This registration statement was declared effective on July 23, 2001.

      In addition to the shares of Peregrine common stock issued in connection with the merger, Peregrine assumed all outstanding options to purchase Remedy common stock that were outstanding at the effective time of the merger. These options were converted into the right to acquire shares of Peregrine's common stock. The aggregate number of shares issuable upon the exercise of each stock option, and the exercise price of each stock option, were adjusted using an option exchange ratio of approximately 1.3119. After giving effect to the option conversion, Peregrine reserved an aggregate of approximately 12.1 million shares of common stock issuable upon exercise of these outstanding options. These options were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-8 (File No. 333-68744), which was filed on August 31, 2001.

      Peregrine's acquisition of Remedy was intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          (i) The consolidated balance sheets of Remedy as of December 31, 2000 and 1999, consolidated statements of income for each of the three years in the period ended December 31, 2000, consolidated statements of stockholders' equity for each of the three years in the period ended December 31, 2000, consolidated statements of cash flows for each of the three years in the period ended December 31, 2000, and the notes related thereto, and the Report of Independent Auditors thereon, are attached hereto as Exhibit 99.2.

          (ii) The condensed consolidated balance sheets of Remedy as of June 30, 2001 and December 31, 2000, the condensed consolidated statements of operations for the three and six months ended June 30, 2001 and June 30, 2000, condensed consolidated statements of cash flows for the six months ended June 30, 2001 and June 30, 2000, and the notes related thereto, are attached hereto as Exhibit 99.3.

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     (b)  PRO FORMA FINANCIAL INFORMATION

          (i) An unaudited pro forma combined condensed balance sheet as of March 31, 2001 and the notes related thereto are set forth at page 92 of the proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No. 333-64458). Such balance sheet and notes set forth at such pages are incorporated herein by reference.

          (ii) Unaudited pro forma combined condensed statements of operations for the year ended March 31, 2001 and the notes related thereto are set forth at pages 93 through 95 of the proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No. 333-64458). Such statements of operations and notes set forth at such pages are incorporated herein by reference.

     (c)  EXHIBITS


      Exhibit No. Description
      ----------- -----------
         2.1*     Agreement and Plan of Merger and Reorganization, dated as
                  of June 10, 2001, by and among Peregrine Systems, Inc., a
                  Delaware corporation, Rose Acquisition Corporation, a
                  Delaware corporation and wholly-owned subsidiary of
                  Peregrine, and Remedy Corporation, a Delaware
                  corporation.1

         23.1 Consent of Ernst & Young LLP, Independent Auditors (relating to the consolidated financial statements for Remedy
                  Corporation).

         99.1     Press Release of Peregrine Systems, Inc. dated August 27,
                  2001.

         99.2 The consolidated balance sheets of Remedy as of December 31, 2000 and 1999, consolidated statements of income for each of the three years in the period ended December 31, 2000, consolidated statements of stockholders' equity for each of the three years in the period ended December 31, 2000, consolidated statements of cash flows for each of the three years in the period ended December 31, 2000, the notes related thereto, and the Report of Independent Auditors thereon.

         99.3 The condensed consolidated balance sheets of Remedy as of June 30, 2001 and December 31, 2000, the condensed consolidated statements of operations for the three and six months ended June 30, 2001 and June 30, 2000, condensed consolidated statements of cash flows for the six months ended
                  June 30, 2001 and June 30, 2000, and the notes related thereto.


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(1)  Pursuant to Item 601(b)(2) of Regulation S-K, the disclosure letter of
Remedy Corporation delivered to Peregrine and the disclosure letter of Peregrine delivered to Remedy, which cite to certain factual matters as exceptions to the contractual representations of Remedy and Peregrine, in the Agreement and Plan of Reorganization, have been omitted. Peregrine agrees to supplementally furnish a copy of such disclosure letters to the Commission upon request.

* This exhibit is incorporated by reference to the exhibit bearing the same number filed with Peregrine's Registration Statement on Form S-4 (File
No. 333-64458), which the Securities and Exchange Commission declared effective on July 23, 2001.


                                      -2-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: September 10, 2001

                                          PEREGRINE SYSTEMS, INC.


                                          /s/ Eric P. Deller
                                          --------------------------------------
                                          By: Eric P. Deller
                                          Vice President, General Counsel and
                                          Assistant Secretary